Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
             -----------------------------------------------------


            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, additional GPU subsidiary corporations have been organized; and

            WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of August 20, 1998.

ATTEST                                  Penelec Preferred Capital II, Inc.



By:/s/ M. E. Gramlich                   /s/ T. G. Howson
   ------------------------             ---------------------------
    M. E. Gramlich                      T. G. Howson
    Assistant Secretary                 Vice President and Treasurer

                                                            Exhibit D-1






                           Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
              Related to Consolidated Federal Income Tax Returns
                              Dated May 26, 1983
              ---------------------------------------------------

            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, additional GPU subsidiary corporations have been organized; and

            WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of September 1, 1998.

ATTEST                                  Met-Ed Preferred Capital II, Inc.



By:/s/ M. E. Gramlich                    /s/ T. G. Howson
   ------------------------             ---------------------------
    M. E. Gramlich                      T. G. Howson
    Assistant Secretary                 Vice President and Treasurer

                                                            Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               --------------------------------------------------

            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, additional GPU subsidiary corporations have been organized; and

            WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of December 31, 1999.

ATTEST                                  GPU Generation Services -
                                        Pasco, Inc.



By:/s/ S. Barish-Straus                 /s/ F. Dominguez
   ----------------------               ---------------------------
    S. Barish-Straus                    F. Dominguez
    Secretary                           Vice President and Comptroller

                                                            Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------


            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, additional GPU subsidiary corporations have been organized; and

            WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of December 31, 1999.

ATTEST                                  GPU Generation Services -
                                        Lake, Inc.



By:/s/ S. Barish-Straus                 /s/ F. Dominguez
   ----------------------               ---------------------------
    S. Barish-Straus                    F. Dominguez
    Secretary                           Vice President and Comptroller

                                                            Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               --------------------------------------------------

            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, additional GPU subsidiary corporations have been organized; and

            WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of December 31, 1999.

ATTEST                                  VicGas Holdings, Inc.



By:/s/ P. E. Maricondo                  /s/ M. A. Hughes
   ----------------------               ---------------------------
    P. E. Maricondo                     M. A. Hughes
    Vice President and                  President
    Comptroller